SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                (Amendment No. 1)


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                         Date of Report: August 30, 2002


              (Date of earliest event reported: December 27, 2001)


                                  DynTek, Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                      1-11568                      95-4228470
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(State or other jurisdiction     (Commission                   (IRS Employer
   of incorporation)             File Number)                Identification No.)





         18881 Von Karman Avenue, Suite 250, Irvine, CA             92612
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(Address of principal executive offices)                         (Zip Code)





       Registrant's telephone number, including area code (949) 798-7200



          (Former name or former address, if changed since last report)

Item 2.       Acquisitions or Dispositions of Assets.
              --------------------------------------

         We previously reported in our Form 8-K dated on January 7, 2002 (the "Original Filing") that we acquired DnyCorp Management Resources Inc. by merger with and into a subsidiary of DynTek, Inc. (previously known as TekInsight.com, Inc.). This Amendment No. 1 to the Original Filing is filed for the purpose of filing certain financial statements that were omitted from the Original Filing.
Item 7, "Financial Statements, Pro Forma Financial and Exhibits did not include
(i) the consolidated audited balance sheets of DynCorp Management Resources Inc. as of December 27, 2001, December 28, 2000 and December 30, 1999, and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 27, 2001, December 28, 2000 and December 30, 1999, which should have been included under Paragraph (a) of Item 7, "Financial Statements of Businesses Acquired," or (ii) the unaudited pro forma consolidated financial information of DynTek relating to the acquisition of DynCorp Management Resources Inc., which should have been included in Paragraph (b) of
Item 7, "Pro Forma Financial Information."



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

              (a) Financial Statements of Businesses Acquired

                  (i) Consolidated audited balance sheets of DynCorp Management Resources Inc. as of December 27, 2001, December 28, 2000 and December 30, 1999.

                  (ii) Consolidated audited statements of operations of DynCorp Management Resources Inc. for the years ended December 27, 2001, December 28, 2000 and December 30, 1999.

                  (iii) Consolidated audited statements of changes in stockholders' equity of DynCorp Management Resources, Inc. for the years ended December 27, 2001, December 28, 2000 and December 30, 1999.

                  (iv) Consolidated audited statements of cash flows for the years ended December 27, 2001, December 28, 2000 and December 30, 1999.

              (b) Pro Forma Financial Information

                  (i) Consolidated balance sheet as of December 31, 2001

                  (ii) Pro forma condensed statements of income for the fiscal year ended June 30, 2001 and for the six-months ended December 31, 2001.

(c)      Exhibits

23.1       Statement Regarding Consent of Arthur Andersen LLP.

99.2 Consolidated audited balance sheet of DynCorp Management Resources, Inc. as of December 27, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 27, 2001.

99.3 Consolidated audited balance sheet of DynCorp Management Resources, Inc. as of December 28, 2000 and December 30, 1999 and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 28, 2000, December 30, 1999 and December 30, 1998.

99.4 Unaudited pro forma consolidated financial information of DynTek for the fiscal year ended June 30, 2001 and the six months ended December 31, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     August 30,  2002            DYNTEK, INC.



                                       By:/s/James Linesch
                                          --------------------------------------
                                          James Linesch, Chief Financial Officer

                                  EXHIBIT INDEX





Exhibit
-------
Number             Exhibit Name
-------            ------------

23.1               Statement Regarding Consent of Arthur Andersen LLP.

99.2 Consolidated audited balance sheet of DynCorp Management Resources, Inc. as of December 27, 2001 and the related statements of operations, changes in stockholders' equity and cash flows for the year ended December 27, 2001.

99.3 Consolidated audited balance sheet of DynCorp Management Resources, Inc. as of December 28, 2000 and December 30, 1999 and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 28, 2000, December 30, 1999 and December 30, 1998.

99.4 Unaudited pro forma consolidated financial information of DynTek for the fiscal year ended June 30, 2001 and the six months ended December 31, 2001.